SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date earliest event reported) March 9, 2012

Commission File Number	Registrant, State of Incorporation, Address of Principal Executive Offices, Telephone Number, and IRS Employer Identification No.	Commission File Number	Registrant, State of Incorporation, Address of Principal Executive Offices, Telephone Number, and IRS Employer Identification No.
1-11299	ENTERGY CORPORATION (a Delaware corporation) 639 Loyola Avenue New Orleans, Louisiana 70113 Telephone (504) 576-4000 72-1229752	1-32718	ENTERGY LOUISIANA, LLC (a Texas limited liability company) 446 North Boulevard Baton Rouge, LA 70802 Telephone (800) 368-3749 75-3206126
1-10764	ENTERGY ARKANSAS, INC. (an Arkansas corporation) 425 West Capitol Avenue Little Rock, Arkansas 72201 Telephone (501) 377-4000 71-0005900	1-34360	ENTERGY TEXAS, INC. (a Texas corporation) 350 Pine Street Beaumont, Texas 77701 Telephone (409) 981-2000 61-1435798
0-20371	ENTERGY GULF STATES LOUISIANA, L.L.C. (a Louisiana limited liability company) 446 North Boulevard Baton Rouge, Louisiana 70802 Telephone (800) 368-3749 74-0662730

_______________________________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03 Creation of a Direct Financial Obligation

This combined Form 8-K is separately filed by Entergy Corporation, Entergy Arkansas, Inc., Entergy Gulf States Louisiana, L.L.C., Entergy Louisiana LLC and Entergy Texas, Inc.   Information contained herein relating to any individual company is filed by such company on its own behalf.  Each company makes representations only as to itself and makes no other representations whatsoever as to any other company.

(Entergy Corporation)

On March 9, 2012, Entergy Corporation (“Entergy”), as borrower, entered into a credit agreement (the "Entergy Credit Agreement”), with the banks named therein (the “Banks”), Citibank, N.A., as Administrative Agent and LC Issuing Bank (“Citibank”), JP Morgan Chase Bank, N.A., Wells Fargo Bank, National Association, Mizuho Corporate Bank, LTD, The Bank of Nova Scotia, the Bank of Tokyo-Mitsubishi UFJ, LTD, Union Bank, N.A, as LC Issuing Banks and, the other LC Issuing Banks from time to time parties thereto (collectively, the “LC Issuing Banks”).  The Entergy Credit Agreement provides Entergy with a five-year, $3.5 billion unsecured revolving credit and letter of credit facility which may be increased up to $4 billion at Entergy’s request.  $1.75 billion of the facility is available for the issuance of letters of credit.  Borrowings under the facility mature and are payable on the termination date for the facility, March 9, 2017.  The term of the Entergy Credit Agreement and the maturity date of borrowings thereunder may be extended in one year increments no more than two times at Entergy’s request and upon the satisfaction of certain conditions. As of March 9, 2012, there were $1.605 billion of loans outstanding and $8 million of letters of credit issued under the Entergy Credit Agreement.  Proceeds from the facility were applied to the repayment of the amounts outstanding under Entergy’s then-existing credit facility.

The Entergy Credit Agreement contains certain customary covenants, including restrictions on Entergy and its subsidiaries from pledging their assets and restrictions on certain asset sales, excluding the disposition of Entergy’s and its subsidiaries’ transmission business to ITC Holdings Corp (the “ITC Transaction”).  It also contains a covenant that requires Entergy to maintain a consolidated debt ratio of 65% or less of its total capitalization. The facility has a variable interest rate, which is currently 2.14% and a commitment fee, which is currently 0.275% of the undrawn commitment amount. The commitment fee and interest rate fluctuate depending on the senior unsecured debt rating of Entergy.  Entergy’s obligations under the Entergy Credit Agreement may be accelerated upon an event of default, which includes non-payment of principal or interest, breach of representation or warranty, breach of covenant, cross-default, bankruptcy, material judgments, ERISA events and a change of control.

The foregoing description of the Entergy Credit Agreement does not purport to be complete and is qualified in its entirety be reference to the Entergy Credit Agreement filed as Exhibit 4.1 to this Current Report on Form 8-K and incorporated into this Item 2.03 by reference.

In connection with the Entergy Credit Agreement described above, on March 9, 2012, Entergy terminated its then-existing approximately $3.5 billion credit facility under the Credit Agreement, dated August 2, 2007, among the Banks parties thereto, Citibank, N.A., as Administrative Agent and LC Issuing Bank, and The Royal Bank of Scotland PLC and Bank of Nova Scotia as LC Issuing Banks.

(Entergy Arkansas)

On March 9, 2012, Entergy Arkansas, Inc. (“Entergy Arkansas”), as borrower, entered into a credit agreement with the Banks, Citibank and the LC Issuing Banks (the "Entergy Arkansas Credit Agreement”).  The Entergy Arkansas Credit Agreement provides Entergy Arkansas with a five-year, $150 million unsecured revolving credit and letter of credit facility with $75 million of the facility being available for the issuance of letters of credit.  Borrowings under the facility mature and are payable on the termination date for the facility, March 9, 2017.  The term of the Entergy Arkansas Credit Agreement and the maturity date of borrowings thereunder may be extended in one year increments no more than two times at Entergy Arkansas’ request and upon the satisfaction of certain conditions.

The Entergy Arkansas Credit Agreement contains certain customary covenants, including restrictions on Entergy Arkansas from pledging its assets and restrictions on certain asset sales, excluding the ITC Transaction.  It also contains a covenant that requires Entergy Arkansas to maintain a consolidated debt ratio of 65% or less of its total capitalization. The facility has a variable interest rate and a commitment fee that fluctuate depending on the senior unsecured debt rating of Entergy Arkansas.  The commitment fee is currently 0.225% of the undrawn commitment amount. Entergy Arkansas’ obligations under the Entergy Arkansas Credit Agreement may be accelerated upon an event of default, which includes non-payment of principal or interest, breach of representation or warranty, breach of covenant, cross-default, bankruptcy, material judgments, ERISA events, a change of control occurs with respect to Entergy and Entergy ceases to own 100% of Entergy Arkansas common stock.

The foregoing description of the Entergy Arkansas Credit Agreement does not purport to be complete and is qualified in its entirety be reference to the Entergy Arkansas Credit Agreement filed as Exhibit 4.2 to this Current Report on Form 8-K and incorporated into this Item 2.03 by reference.

(Entergy Gulf States Louisiana)

On March 9, 2012, Entergy Gulf States Louisiana L.L.C. (“Entergy Gulf States Louisiana”), as borrower, entered into a credit agreement with the Banks, Citibank and the LC Issuing Banks (the "Entergy Gulf States Louisiana Credit Agreement”).  The Entergy Gulf States Louisiana Credit Agreement provides Entergy Gulf States Louisiana with a five-year, $150 million unsecured revolving credit and letter of credit facility with $75 million of the facility being available for the issuance of letters of credit.  Borrowings under the facility mature and are payable on the termination date for the facility, March 9, 2017.  The term of the Entergy Gulf States Louisiana Credit Agreement and the maturity date of borrowings thereunder may be extended in one year increments no more than two times at Entergy Gulf States Louisiana’s request and upon the satisfaction of certain conditions.

The Entergy Gulf States Louisiana Credit Agreement contains certain customary covenants, similar to those included in the Entergy Arkansas Credit Agreement, including the covenant that requires Entergy Gulf States Louisiana to maintain a consolidated debt ratio of 65% or less of its total capitalization. The facility has a variable interest rate and a commitment fee that fluctuate depending on the senior unsecured debt rating of Entergy Gulf States Louisiana.  The commitment fee is currently 0.225% of the undrawn commitment amount. Entergy Gulf States Louisiana’s obligations under the Entergy Gulf States Louisiana Credit Agreement may be accelerated upon an event of default, which includes non-payment of principal or interest, breach of representation or warranty, breach of covenant, cross-default, bankruptcy, material judgments, ERISA events, a change of control occurs with respect to Entergy and Entergy ceases to own 100% of Entergy Gulf States Louisiana common equity.

The foregoing description of the Entergy Gulf States Louisiana Credit Agreement does not purport to be complete and is qualified in its entirety be reference to the Entergy Gulf States Louisiana Credit Agreement filed as Exhibit 4.3 to this Current Report on Form 8-K and incorporated into this Item 2.03 by reference.

In connection with the Entergy Gulf States Louisiana Credit Agreement described above, on March 9, 2012, Entergy Gulf States Louisiana terminated its then-existing $100 million credit facility under the Credit Agreement, dated August 2, 2007, among the Banks parties thereto, and Citibank, N.A., as Administrative Agent.

(Entergy Louisiana)

On March 9, 2012, Entergy Louisiana LLC (“Entergy Louisiana”), as borrower, entered into a credit agreement with the Banks, Citibank and the LC Issuing Banks (the "Entergy Louisiana Credit Agreement”).  The Entergy Louisiana Credit Agreement provides Entergy Louisiana with a five-year, $200 million unsecured revolving credit and letter of credit facility with $100 million of the facility being available for the issuance of letters of credit.  Borrowings under the facility mature and are payable on the termination date for the facility, March 9, 2017.  The term of the Entergy Louisiana Credit Agreement and the maturity date of borrowings thereunder may be extended in one year increments no more than two times at Entergy Louisiana’s request and upon the satisfaction of certain conditions.

The Entergy Louisiana Credit Agreement contains certain customary covenants, similar to those included in the Entergy Arkansas Credit Agreement, including the covenant that requires Entergy Louisiana to maintain a consolidated debt ratio of 65% or less of its total capitalization. The facility has a variable interest rate and a commitment fee that fluctuate depending on the senior unsecured debt rating of Entergy Louisiana.  The commitment fee is currently 0.225% of the undrawn commitment amount. Entergy Louisiana’s obligations under the Entergy Louisiana Credit Agreement may be accelerated upon an event of default, which includes non-payment of principal or interest, breach of representation or warranty, breach of covenant, cross-default, bankruptcy, material judgments, ERISA events, a change of control occurs with respect to Entergy and Entergy ceases to own 100% of Entergy Louisiana common equity.

The foregoing description of the Entergy Louisiana Credit Agreement does not purport to be complete and is qualified in its entirety be reference to the Entergy Louisiana Credit Agreement filed as Exhibit 4.4 to this Current Report on Form 8-K and incorporated into this Item 2.03 by reference.

In connection with the Entergy Louisiana Credit Agreement described above, on March 9, 2012, Entergy Louisiana terminated its then-existing $200 million credit facility under the Credit Agreement, dated August 2, 2007, among the Banks parties thereto, and Citibank, N.A., as Administrative Agent.

(Entergy Texas)

On March 9, 2012, Entergy Texas, Inc. (“Entergy Texas”), as borrower, entered into a credit agreement (the "Entergy Texas Credit Agreement”), with the lenders party thereto and Citibank, N.A., as Lender, Administrative Agent and LC Issuing Bank.  The Entergy Texas Credit Agreement provides Entergy Texas with a five-year, $150 million unsecured revolving credit and letter of credit facility with $75 million of the facility being available for the issuance of letters of credit. Borrowings under the facility mature and are payable on the termination date for the facility, March 9, 2017. The term of the Entergy Texas Credit Agreement and the maturity date of borrowings thereunder may be extended in one year increments no more than two times at Entergy Texas’ request and upon the satisfaction of certain conditions.

The Entergy Texas Credit Agreement contains certain customary covenants, similar to those included in the Entergy Arkansas Credit Agreement, including the covenant that requires Entergy Texas to maintain a consolidated debt ratio of 65% or less of its total capitalization. The facility has a variable interest rate and a commitment fee that fluctuate depending on the senior unsecured debt rating of Entergy Texas.  The commitment fee is currently 0.275% of the undrawn commitment amount.  Entergy Texas’s obligations under the Entergy Texas Credit Agreement may be accelerated upon an event of default, which includes non-payment of principal or interest, breach of representation or warranty, breach of covenant, cross-default, bankruptcy, material judgments, ERISA events, a change of control occurs with respect to Entergy and Entergy ceases to own 100% of Entergy Texas common stock.

The foregoing description of the Entergy Texas Credit Agreement does not purport to be complete and is qualified in its entirety be reference to the Entergy Texas Credit Agreement filed as Exhibit 4.5 to this Current Report on Form 8-K and incorporated into this Item 2.03 by reference.

In connection with the Entergy Texas Credit Agreement described above, on March 9, 2012, Entergy Texas terminated its then-existing $100 million credit facility under the Credit Agreement, dated August 2, 2007, among the Banks parties thereto, and Citibank, N.A., as Administrative Agent.

 Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.                                           Description

Entergy Corporation

4.1
Credit Agreement, dated March 9, 2012, among Entergy Corporation, as borrower, the banks named therein, Citibank, N.A., as Administrative Agent and LC Issuing Bank, JP Morgan Chase Bank, N.A., Wells Fargo Bank, National Association, Mizuho Corporate Bank, LTD, The Bank of Nova Scotia, the Bank of Tokyo-Mitsubishi UFJ, LTD, Union Bank, N.A, as LC Issuing Banks and the other LC Issuing Banks from time to time parties thereto.

Entergy Arkansas

4.2
Credit Agreement, dated March 9, 2012, among Entergy Arkansas, Inc., as borrower, the banks named therein, Citibank, N.A., as Administrative Agent and LC Issuing Bank, JP Morgan Chase Bank, N.A., Wells Fargo Bank, National Association, Mizuho Corporate Bank, LTD, The Bank of Nova Scotia, the Bank of Tokyo-Mitsubishi UFJ, LTD, Union Bank, N.A, as LC Issuing Banks and the other LC Issuing Banks from time to time parties thereto.

Entergy Gulf States Louisiana

4.3
Credit Agreement, dated March 9, 2012, among Entergy Gulf States Louisiana, L.L.C., as borrower, the banks named therein, Citibank, N.A., as Administrative Agent and LC Issuing Bank, JP Morgan Chase Bank, N.A., Wells Fargo Bank, National Association, Mizuho Corporate Bank, LTD, The Bank of Nova Scotia, the Bank of Tokyo-Mitsubishi UFJ, LTD, Union Bank, N.A, as LC Issuing Banks and the other LC Issuing Banks from time to time parties thereto.

Entergy Louisiana

4.4
Credit Agreement, dated March 9, 2012, among Entergy Louisiana, LLC, as borrower, the banks named therein, Citibank, N.A., as Administrative Agent and LC Issuing Bank, JP Morgan Chase Bank, N.A., Wells Fargo Bank, National Association, Mizuho Corporate Bank, LTD, The Bank of Nova Scotia, the Bank of Tokyo-Mitsubishi UFJ, LTD, Union Bank, N.A, as LC Issuing Banks and the other LC Issuing Banks from time to time parties thereto.

Entergy Texas
4.5
Credit Agreement, dated March 9, 2012, among Entergy Texas, Inc., as borrower, the banks named therein, Citibank, N.A., as Administrative Agent and LC Issuing Bank, JP Morgan Chase Bank, N.A., Wells Fargo Bank, National Association, Mizuho Corporate Bank, LTD, The Bank of Nova Scotia, the Bank of Tokyo-Mitsubishi UFJ, LTD, Union Bank, N.A, as LC Issuing Banks and the other LC Issuing Banks from time to time parties thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Entergy Corporation
Entergy Arkansas, Inc.
Entergy Gulf States Louisiana, L.L.C.
Entergy Louisiana, LLC
Entergy Texas, Inc.

By:  /s/Theodore H. Bunting, Jr.
Theodore H. Bunting, Jr.
Senior Vice President and
Chief Accounting Officer

Dated:  March 13, 2012